Consolidated Quarterly Holdings Report
for

Fidelity® Commodity Strategy Fund

October 31, 2020

CSZ-QTLY-1220
1.9879568.103

Consolidated Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 8.2%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.12% 11/12/20 to 1/7/21 (a)
(Cost $1,899,666)	1,900,000	1,899,751
	Shares	Value

Money Market Funds - 91.1%
Fidelity Cash Central Fund 0.10% (b)
(Cost $21,076,975)	21,072,683	21,076,897
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $22,976,641)		22,976,648
NET OTHER ASSETS (LIABILITIES) - 0.7%		167,661
NET ASSETS - 100%		$23,144,309

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	69	Dec. 2020	$1,374,825	$257,918	$257,918
CBOT KC HRW Wheat Contracts (United States)	14	Dec. 2020	378,875	79,465	79,465
CBOT Soybean Contracts (United States)	27	Jan. 2021	1,425,938	4,051	4,051
CBOT Soybean Meal Contracts (United States)	25	Jan. 2021	929,000	35,775	35,775
CBOT Soybean Oil Contracts (United States)	32	Jan. 2021	642,432	(155)	(155)
CBOT Wheat Contracts (United States)	25	Dec. 2020	748,125	118,957	118,957
CME Lean Hogs Contracts (United States)	15	Dec. 2020	393,450	16,411	16,411
CME Live Cattle Contracts (United States)	18	Dec. 2020	779,760	(12,138)	(12,138)
COMEX Copper Contracts (United States)	23	Dec. 2020	1,756,625	107,782	107,782
COMEX Gold 100 oz. Contracts (United States)	20	Dec. 2020	3,755,000	76,671	76,671
COMEX Silver Contracts (United States)	9	Dec. 2020	1,066,950	(162,041)	(162,041)
ICE Brent Crude Contracts (United Kingdom)	23	Nov. 2020	870,090	(75,511)	(75,511)
ICE Coffee 'C' Contracts (United States)	14	Dec. 2020	548,100	(60,893)	(60,893)
ICE Cotton No. 2 Contracts (United States)	10	Dec. 2020	344,600	43,344	43,344
ICE Low Sulphur Gasoil Contracts (United States)	10	Jan. 2021	311,250	(38,215)	(38,215)
ICE Sugar No. 11 Contracts (United States)	45	Feb. 2021	723,744	88,320	88,320
LME Aluminum Contracts (United Kingdom)	21	Jan. 2021	972,038	11,899	11,899
LME Nickel Contracts (United Kingdom)	8	Jan. 2021	727,464	9,773	9,773
LME Zinc Contracts (United Kingdom)	13	Jan. 2021	819,813	37,879	37,879
NYMEX Gasoline RBOB Contracts (United States)	7	Dec. 2020	301,232	(41,458)	(41,458)
NYMEX Natural Gas Contracts (United States)	85	Dec. 2020	2,957,150	114,245	114,245
NYMEX NY Harbor ULSD Contracts (United States)	6	Dec. 2020	274,453	(28,116)	(28,116)
NYMEX WTI Crude Oil Contracts (United States)	29	Dec. 2020	1,045,450	(142,305)	(142,305)
TOTAL FUTURES CONTRACTS					$441,658

The notional amount of futures purchased as a percentage of Net Assets is 100.0%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,712,772.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,196
Total	$6,196

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in unrealized appreciation (depreciation)	Value, end of period
Geode Commodity Strategy Cayman Ltd.	$4,279,534	$--	$1,501,896	$--	$701,365	$254,634	$3,733,637

The Fund invests in certain commodity-related investments through Geode Commodity Strategy Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2020, the Fund held an investment of $3,733,637 in the Subsidiary, representing 16.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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